--------------------------------------------------------------------------------


                             69th Annual Report 1998



                                 Tri-Continental
                                   Corporation



                         an investment you can live with


--------------------------------------------------------------------------------

Tri-Continental Corporation invests primarily to produce long-term growth of both capital and income, while providing reasonable current income.






TY is Tri-Continental Corporation's symbol for its Common Stock on the New York Stock Exchange.

Tri-Continental Corporation

To the Stockholders:                                            January 29, 1999

     Tri-Continental Corporation had a solid year of investment results in 1998, posting a total return of 25.80% based on the net asset value. This return far outpaced the 17.93% total return of the Corporation's peers, as measured by the Lipper Closed-End Growth & Income Funds Average. The Corporation's total return based on market price was an even stronger 26.19%, reflecting a slight narrowing of the discount to net asset value. During the same time period, the Standard & Poor's 500 Composite Stock Price Index (S&P 500) posted a total return of 28.58%.

     Tri-Continental Corporation's returns take into account the investment of the $0.52 in dividends and the $4.275 in capital gain distributions paid in 1998. The total distribution rate was 14.4%, marking the fifth consecutive year that the total distributions exceeded 10% of the Corporation's average quarterly net asset values. The Corporation has paid dividends to Common Stockholders for the past 54 years. Once again, the Corporation's expense ratio for 1998 was lower than it had been in the previous year. Tri-Continental Stockholders benefit from a professionally managed investment, while at the same time enjoying expenses of only 0.58% of net assets. A discussion with your Portfolio Managers regarding the Corporation's results begins on page 3.

     The past year was one of continued growth for the US economy, with real domestic growth of 3.9%, marking the eighth year of economic expansion. 1998 marked the first time in history that the S&P 500 registered more than 20% gains four years in a row. But, despite the strong year-end numbers, 1998 was the most volatile year for the markets since 1987.

     Once again in 1998, exceptional performance from an extremely narrow list of stocks masked the true investment results in the broad market. Within the S&P 500, the successes of a few stocks blurred the total picture. In fact, 197 stocks within the S&P 500, representing 39% of the Index, actually lost market value during the past year. Investment results between asset classes were also more widely dispersed than usual. In fact, the disparity between large- and small-cap performance was almost unprecedented.

     A number of factors led to the markets' volatility in 1998 -- some domestic, many international. The international economic background in 1998 was one of steadily deteriorating conditions as the financial crisis, originally limited to a few Asian countries, spread throughout other regions. Currency instability and rising global recession/deflation fears exacerbated market volatility. Anxiety increased following the Russian default and the near collapse of Long-Term Capital Management LP, a large hedge fund plagued by a series of bad currency investments. By late August, a stock market correction threatened to turn into a more significant decline, as the Dow Jones Industrial Average fell more than 850 points in two days, wiping out all of the year's gains.

Tri-Continental Corporation

     During the second half of the year, the Federal Reserve Board cut the federal-funds rate three times. These actions confirmed the Fed's resolve to protect the US economy from the global financial crisis and markets responded favorably throughout November and December.

     Subdued inflation, low interest rates, improving prospects in Asia, and a Federal Reserve leading the fight against global recession are all positive for the US markets in 1999. Pressure on corporate profits is likely to continue, as the US enters a period of slower growth. Valuations on some of the largest stocks seem excessive, and any broadening of the market in 1999 may negatively affect their share prices. In addition, low commodity prices are impacting much of the world, making it harder for US multinationals to export. Looking forward, we expect a challenging environment confronted with economic uncertainties and continued high volatility. Nonetheless, we see moderately positive returns for the year in line with our lower growth projections.

     Seligman continues to work to ensure that all of its operations are prepared for the challenges posed by the Year 2000 (Y2K) computer problem. We are confident that there will be no disruption in the investment and shareholder services provided by your Corporation as a result of Y2K. In addition, your portfolio management team considers the potential ramifications of Y2K when making decisions on which securities should be held by the Corporation.

     This past November, Tri-Continental's Board of Directors authorized a share repurchase program of up to 7.5% of the Corporation's shares over a 12-month period. This action will increase the NAV for all of Tri-Continental's outstanding shares, benefiting all Stockholders. Also, this repurchase program reduces the dilutive impact of capital gain distributions on Stockholders who take their gains in cash, potentially narrows the discount moderately over time, and adds to the overall liquidity of Tri-Continental shares in the market.

     Thank you for your continued support of Tri-Continental Corporation in 1998. We look forward to serving your investment needs in 1999 and invite you to attend our Annual Meeting in Palm Beach, Florida, on May 20, 1999. We think you will agree that 1998 proved once again that Tri-Continental Corporation is "an investment you can live with."

     By order of the Board of Directors,


/s/ William Morris

   William C. Morris
   Chairman

                                                      /s/ Brian T. Zino

                                                      Brian T. Zino
                                                      President

Tri-Continental Corporation

Interview With Your Portfolio Managers

[PHOTO}

Growth and Income Team: (from left) Amy Fujii, John Roth, Melanie Ravenell (Administrative Assistant), (seated) Charles Smith (Portfolio Manager), Rodney Collins (Co-Portfolio Manager)

What were Tri-Continental Corporation's investment results in 1998?

     For the 12 months ended December 31, 1998, Tri-Continental Corporation posted a strong return of 25.80% based on net asset value. Tri-Continental ranked #1 out of the six closed-end funds within the Lipper Closed-End Growth & Income Funds Average, which measures the results of closed-end funds with investment objectives similar to those of your Corporation. The Lipper Closed-End Growth & Income Funds Average had a total return of 17.93% through December 31, 1998. The Standard & Poor's 500 Composite Stock Price Index (S&P
500) had a total return of 28.58% for 1998. Tri-Continental's total return based on market price was 26.19%.

Which economic and market factors affected the Corporation's investment results in 1998?

     In 1998, the US economy expanded for the eighth year in a row. Low inflation, continued corporate earnings growth, and a benign interest-rate environment all helped propel the major US markets higher. The year was one of tremendous investor demand for US common stocks. Much of this demand was caused by the continuing "flight to quality" as investors tried to insulate themselves from troubles in Asia and Latin America by investing in the largest, most liquid companies in the US. This trend, while positive for the largest-capitalization stocks in the US, caused a narrowing in the market that left many stocks as underperformers. In fact, 50 stocks in the S&P 500 accounted for about 94% of the performance of the entire Index.

     Market performance in 1998 was volatile and in the third quarter of the year, the market weakened significantly. Your Corporation did well relative to its peer group and to the market during this downturn because of our disciplined investment process. During this time period, Tri-Continental posted a total return of -7.94%; the Lipper Closed-End Growth & Income Funds Average posted a total return of -12.89%; and the S&P 500 posted a total return of -9.95%.

What is your investment strategy?

     The Corporation's portfolio has been repositioned to increase earnings stability and reduce overall volatility. While still broadly diversified among industry groups and individual holdings, the Portfolio has been pared down to focus on companies with stable earnings and dividend growth that are selling at reasonable valuations in their industry groups. Our investment approach led us to be underweight in many of the excessively-valued large-capitalization stocks that were hit the hardest by last summer's

Tri-Continental Corporation

--------------------------------------------------------------------------------

Investment Results Per Common Share

TOTAL RETURNS
For Periods Ended December 31, 1998

                                                                                 Average Annual
                                                                   --------------------------------------------
                                                  Three             One               Five                 10
                                                 Months*           Year               Years               Years
                                                 -------           -----              -----               -----
       Market Price**                           22.24%             26.19%            19.05%              17.65%

       Net Asset Value**                        19.84              25.80             19.86               17.40

       Lipper Closed-End
         Growth & Income
         Funds Average***                       19.97              17.93             18.47               16.04

       S&P 500***                               21.30              28.58             24.06               19.21


PRICE PER SHARE

                           December 31, 1998   September 30, 1998  June 30, 1998   March 31, 1998   December 31, 1997
                           -----------------   ------------------  -------------   --------------   -----------------
     Market Price                $28.50              $25.50           $27.875         $29.5625          $26.6875

     Net Asset Value              34.13               31.15            34.02           35.80             32.06


DIVIDEND AND CAPITAL GAIN INFORMATION
For the Year Ended December 31, 1998

                                                                             Capital Gain
                                                        --------------------------------------------------------
                            Dividends Paid+              Paid                  Realized               Unrealized
                            --------------              --------               ---------              ----------
                                 $0.52                  $4.275++                 $2.96                $10.80+++

The net realized capital gain and dividend distributions paid in 1998 totaled $4.795. This is equal to 14.4% of the Corporation's average end-of-quarter net asset values for the prior four quarters (December 1997 to September 1998).

--------------------------------------------------------------------------------

The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

*    Returns for periods of less than one year are not annualized.

** These rates of return reflect changes in market price or net asset value, as applicable, and assume that all distributions within the period are taken in additional shares.

*** The Lipper Closed-End Growth & Income Funds Average and the S&P 500 are unmanaged benchmarks that assume investment of dividends. The Lipper Closed-End Growth & Income Funds Average excludes the effect of any costs associated with the purchase of shares, and the S&P 500 excludes the effect of fees and sales charges. Investors cannot invest directly in an index or an average.

+    Preferred Stockholders were paid dividends totaling $2.50 per share.

++ Includes $1.835 of undistributed realized capital gains from 1997, which were paid on June 23, 1998.

+++ Represents the per share amount of net unrealized appreciation of portfolio securities as of December 31, 1998.

--------------------------------------------------------------------------------
                                       4

Tri-Continental Corporation
market downturn. This allowed Tri-Continental to outpace the market and many of its peers during that difficult environment.

Which areas added to the Corporation's investment results?

     While we do not greatly overweight particular industry groups, we did increase the Corporation's exposure to the technology sector in 1998. Our technology weighting at year-end was about 15%. Microsoft and IBM are examples of the large, liquid technology companies that we own. As technology stocks rallied in the fourth quarter, our holdings did quite well. Unfortunately, our weighting was slightly below the 17% weighting of the S&P 500, and we lost some ground during that rally. Besides technology, our telecommunications and health care holdings also performed well.

     We also spent time in 1998 significantly reducing our international holdings. With continued problems in the global economy, we felt that the US market offered greater return potential. The few international stocks we still hold in the Portfolio -- DaimlerChrysler, Royal Dutch Petroleum, and Schlumberger, for example -- are large companies with fundamentals that have remained attractive.

What areas hurt the Corporation's performance?

     The weakest area of the Portfolio was cyclical stocks. While we were generally underweight in these issues, they did negatively impact results. DuPont was particularly hard hit as the ongoing problems in Asia led to weak commodity chemical pricing. Our energy stocks also adversely affected our returns. Weak demand from Asia, warm weather in the US, and an overall free-fall in commodity prices around the world all contributed to the poor showing of energy stocks in 1998. And while many of our energy holdings did better than the sector as a whole, they lagged the overall market in 1998.

What is your outlook?

     We continue to believe that the US economic environment offers an attractive background for investing in common stocks. At the same time, we remain cautious as valuations of many of the larger stocks already seem to reflect that expectation. As a result, we continue to temper our positions in some of the larger-capitalization stocks -- the top 20 names in the S&P 500. We feel the high valuations accorded many of these stocks have been driven by liquidity factors, not fundamentals. Therefore, we are focusing on identifying companies whose valuations reflect their future prospects more fully, and where there is a catalyst for earnings acceleration going forward. Any broadening of the market should benefit these companies in the next year and beyond.

Tri-Continental Corporation

Highlights of the Year

Net asset value of each share of Common Stock was $34.13 at December 31, compared to $32.06 at the start of the year. If you took the June and December gain distributions in additional shares, the net asset value of each share you owned at the beginning of 1998 was equivalent to $39.59 at year end. Assuming the investment of dividends and gain distributions in shares, the total return was 25.80%.

Distribution of Realized Gain

     Your Directors declared a distribution of $1.835 per Common share from the balance of taxable net gains realized from November 1, 1997, through December 31, 1997, consisting of $1.655 from net long-term gains and $0.18 from net short-term gains, which was paid on June 23, 1998, to Stockholders of record June 10, 1998.

     A net long-term distribution of $2.44 per Common share, realized on investments from January 1, 1998 through October 31, 1998, was paid on December 18, 1998 to Stockholders, of record December 11, 1998.

     The Corporation is required to distribute to Common Stockholders substantially all of its undistributed net capital gains realized through October 31, 1998, to avoid a 4% federal excise tax. The undistributed net capital gain realized from November 1, 1998 to December 31, 1998, of $0.68 per Common share remains a part of the underlying market value of Common Stock shares as of December 31, 1998. This amount will be distributed to Common Stockholders during 1999, at which time Common Stockholders will be subject to federal income taxes on the amount distributed.

     The number of shares of Common Stock issued to those who took the June and December payments in shares was determined by dividing the total dollar amount payable by $28.1563 and $27.4063, the means of the high and low market prices on the New York Stock Exchange on June 8 and December 9, respectively. Distributions should be taken into account in measuring the results of an investment in Tri-Continental Common Stock, and should be taken in shares if you want your investment to benefit from the full effect of compounding.

Operating expenses for the year were $21,376,291. The ratio of expenses to the average value of net investment assets was 0.58%, down from 1997's expense ratio of 0.60%.

Common Stock dividends, paid quarterly, totaled $0.52 per share on an average of 108,068,000 shares, compared to $0.60 in 1997 when, on average, there were approximately 10,395,000 fewer shares outstanding. Common Stock dividends paid in 1998 with the December 1997 and June 1998 capital gain distributions taken in additional shares were equivalent to $0.59 per share.

Preferred Stock dividends, paid each quarter, completed 69 years of uninterrupted payments. Total net investment income available to cover the $2.50 Preferred Stock dividend was equivalent to $78.07 per Preferred share.

Tri-Continental Corporation

Assets at Year End:                                        1998              1997
                                                      --------------    --------------
Total assets ......................................   $4,043,814,126    $3,464,836,574
Amounts owed ......................................        3,660,628        35,383,654
                                                      --------------    --------------
Net Investment Assets .............................   $4,040,153,498    $3,429,452,920
Preferred Stock, at par value .....................       37,637,000        37,637,000
                                                      --------------    --------------
Net Assets for Common Stock .......................   $4,002,516,498    $3,391,815,920
                                                      ==============    ==============
Common shares outstanding .........................      117,276,903       105,796,914
Net Assets Behind Each Common Share ...............   $        34.13    $        32.06
With 1998 gain distributions taken in shares ......   $        39.59                --

Taxable Gain:
Net capital gain realized .........................   $  347,172,591    $  456,753,728
Per Common share ..................................   $         2.96    $         4.32
Undistributed capital gains, end of year ..........   $   79,836,065    $  195,203,642
Per Common share, end of year .....................   $         0.68    $         1.85
Unrealized capital gains, end of year .............   $1,266,872,573    $  857,350,871
Per Common share, end of year .....................   $        10.80    $         8.10


Distribution of Gain:
Per Common share* .................................   $        4.275    $        3.447

Income:
Total income earned ...............................   $   79,558,868    $   78,302,475
Expenses ..........................................       21,376,291        19,518,138
Preferred Stock dividends .........................        1,881,850         1,881,850
                                                      --------------    --------------
Income for Common Stock ...........................   $   56,300,727    $   56,902,487
                                                      ==============    ==============
Expenses to average net investment assets .........             0.58%             0.60%
Expenses to average net assets for Common Stock ...             0.58%             0.60%

Dividends per Common Share ........................             $0.52            $0.60
With December 1997 and June 1998 gain distributions
   taken in shares ................................             $0.59               --

----------

* The Corporation's net capital gain realized for the year 1998 was $2.96 per share of Common Stock outstanding at December 31, 1998. However, the Corporation was required to distribute only the total undistributed net capital gain realized during the period from November 1, 1997, through October 31, 1998 ($4.275 per share), to avoid a 4% federal excise tax. The undistributed net realized capital gain as of year end ($0.68 per share) remains a part of the underlying market value of Common Stock shares as of December 31,1998. This amount will be distributed to common stockholders during 1999, at which time Common Stockholders will be subject to federal income taxes on the amount received.

Tri-Continental Corporation

Stockholder Services

     Tri-Continental provides a number of services to make maintaining an investment in its Common Stock more convenient.

Purchases of Common Stock. Under the Automatic Dividend Investment and Cash Purchase Plan, and other Stockholder plans, purchases of Common Stock are made by the Corporation in the open market and from Stockholders participating in withdrawal plans to satisfy Plan requirements. Those shares are then sold to Stockholders using the Plan. During 1998, 1,894,263 shares were purchased by Stockholders through the Plan.

     The Corporation may make additional purchases of its Common Stock in the open market at such prices and in such amounts as the Board of Directors may deem advisable. During 1998, the Corporation purchased 251,900 additional shares.

Traditional Individual Retirement Account (IRA). You may contribute up to $2,000 per year to a Traditional IRAprovided you have earned income and are under age 701/2. A working or non-working spouse may also contribute up to $2,000 to a separate Traditional IRA. Contributions to a Traditional IRAmay be deductible or non-deductible. If you are not covered by an employer's retirement plan, your contribution will always be deductible. For individuals who are covered by a plan, contributions will be deductible if your adjusted gross income (AGI) in 1998 is less than $30,000. For spouses who are both covered by a plan, contributions will be fully deductible if your AGI is less than $50,000. If one spouse does not work or is not covered by a retirement plan, that spouse's contribution will be fully deductible provided your household AGI does not exceed $150,000. If your contribution is not deductible, you may still take advantage of the tax-deferred accumulation of earnings in your Traditional IRA.

Rollover IRA. You may be eligible to roll over a distribution of assets received from another IRA, a qualified employee benefit plan, or tax-deferred annuity into a Rollover IRA with Tri-Continental. To avoid a tax penalty, the transfer to a Rollover IRA must occur within 60 days of receipt of the qualifying distribution. If you do not make a direct transfer of a distribution from a qualified employee benefit plan or a tax-deferred annuity to a Rollover IRA, the payor of the distribution must withhold 20% of the distribution.

Roth IRA. You (and a working or non-working spouse) may each make an after-tax contribution of up to $2,000 per year to a Roth IRAprovided you have earned income and meet the eligibility requirements. Your Adjusted Gross Income (AGI) must be less than $95,000 (individuals) or $150,000 (married couples) to be eligible to make a full contribution to a Roth IRA. Total contributions to a Roth IRA and a Traditional IRA cannot exceed $2,000 in any year. Earnings grow tax-free and will be distributed to you tax-free and penalty-free provided that you hold your account for at least five years and you take the distribution either after age 591/2, for disability, upon death, or to make a first-time home purchase (up to $10,000). Unlike a Traditional IRA, you may contribute to a Roth IRA even if you are over age 701/2 (if you have earned income), and you are not required to take minimum distributions at age 701/2. You may convert an existing Traditional IRAto a Roth IRAto take advantage of tax-free distributions. You must pay taxes on any earnings and deductible contributions in your Traditional IRAbefore converting it to a Roth IRA. Talk to your financial advisor for more details on converting your Traditional IRA.

Tri-Continental Corporation

Retirement Planning -- Qualified Plans. Unincorporated businesses and the self-employed may take advantage of the same benefits in their retirement plans that are available to corporations. Contribution levels can go as high as 25% of earned income (reduced by plan contributions), to a maximum of $30,000 per participant. For retirement plan purposes, no more than $160,000 may be taken into account as earned income under the plan in 1999 and future years (subject to adjustments to reflect cost of living increases). Social Security integration and employee vesting schedules are also available as options in the Tri-Continental prototype retirement plans. Although you already may be participating in an employer's retirement plan, you may be eligible to establish another plan based upon income from other sources, such as director's fees.

Retirement Plan Services provides information about our prototype retirement plans. The toll-free telephone number is (800) 445-1777 in the Continental US and (212) 682-7600 outside the US.

Gifts Free of Federal Tax are often made using Tri-Continental Common Stock. You may give as much as $10,000 a year to as many individuals as desired free of federal gift tax, and a married couple may give up to $20,000 a year.

The Automatic Cash Withdrawal Plan enables owners of Common shares with a market value of $5,000 or more to receive a fixed amount from their investment at regular intervals. Investors use the plan to supplement current or retirement income, for educational expenses, or for other purposes.

Federal Taxes

     Quarterly dividends paid on both the Preferred and Common Stocks for 1998 and the distribution from net short-term gain of $0.18 per Common share paid on June 23 are subject to federal income tax as "ordinary income." Under the Internal Revenue Code, 82.79% of the 1998 quarterly dividends paid to Common and Preferred Stockholders qualifies for the dividends received deduction available to corporate Stockholders. In order to claim the dividends received deduction for these distributions, corporate Stockholders must have held their shares for 46 days or more during the 90-day period beginning 45 days before each ex-dividend date.

     The distributions of $1.655 and $2.44 from net long-term gain, realized on investments from November 1, 1997 through December 31, 1997, and January 1, 1998 through October 31, 1998, respectively, were paid to Common Stockholders on June 23 and December 18, 1998, respectively. In 1997, Congress revised the capital gains provisions, so that depending on how long a security was owned when it was sold, investors may have been faced with a 28% capital gains rate, a 20% rate, or both. In October 1998, Congress simplified the capital gains provisions so that, generally, all gains on securities held more than one year are to be taxed at a maximum 20% rate. The long-term gain is designated as a "capital gain dividend" for federal income tax purposes and is taxable to Stockholders in 1998 as a long-term gain from the sale of capital assets, no matter how long Tri-Continental Common Stock may have been owned. However, if shares on which a capital gain distribution was received are subsequently sold, and such shares have been held for six months or less, any loss would be treated as long-term to the extent it offsets the long-term gain distribution.

     The tax cost basis of shares acquired by investing the June 23 and December 18 capital gain distributions in additional shares was $28.1563 and $27.4063 per share, respectively.

Tri-Continental Corporation

A History of Building Long-Term Wealth and Income

     Tri-Continental invests primarily to produce long-term growth of both capital and income, while providing reasonable current income. The chart below shows the growth of Tri-Continental Stockholders' capital over the past 20 years. As the chart indicates, the total price of 1,000 shares of Tri-Continental purchased on December 31, 1978, was $17,625. Stockholders who took capital gains distributions in shares would have realized an 11-fold increase in the market value of these 1,000 shares to $210,036 by year-end 1998. For those who chose to take their dividends as well as capital gains in additional shares, the value of their investment in Tri-Continental Corporation would have grown to a market value of $437,694 at the end of 1998.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL]

                                 Building Wealth

          Original Investment                                $ 17,625
          Invest Capital Gains Only*                         $210,036
          Invest Capital Gains and Dividends*                $437,694


                                               Invest             Invest
                            Original        Capital Gains      Capital Gains
                           Investment           Only*          and Dividends*
Number of Shares at
  December 31, 1998*         1,000              7,370             15,358

* Assumes the Stockholder did not exercise or sell the transferable rights distributed in connection with the 1992 rights offering. Either the exercise or sale of the rights would improve the above results.

     That same 20-year period also produced significant long-term growth of income for both investment strategies. In 1979, dividends of $1,121 were paid on the initial 1,000-share investment. A Stockholder who took capital gains in additional shares and dividends in cash would have seen dividend income grow to $3,411 in 1998, or 42% more than the increase in the Consumer Price Index over the same 20-year period. Stockholders who took their dividends and capital gains in additional shares would have seen their dividend distributions grow to a total of $7,027 for 1998.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL]

                             Growing Dividend Income

-----------------------------------------------------------------
-- Annual dividend income with dividends and capital gains invested in additional shares.*

== Annual dividend income with capital gains invested in additional shares.*

__   Annual dividend income needed to keep up with Consumer Price
     Index.
-----------------------------------------------------------------

                     Dividends &       Capital
                    Capital Gains       Gains
                      in Shares       Reinvested          CPI
                      ---------       ----------          ---
          1979          $1,146          $1,121          $1,121
          1980          $1,372          $1,270          $1,262
          1981          $1,572          $1,383          $1,374
          1982          $1,795          $1,495          $1,427
          1983          $2,005          $1,597          $1,481
          1984          $2,579          $1,971          $1,540
          1985          $2,723          $1,991          $1,598
          1986          $2,875          $2,028          $1,616
          1987          $3,131          $2,145          $1,687
          1988          $3,444          $2,281          $1,762
          1989          $3,946          $2,514          $1,844
          1990          $4,661          $2,866          $1,956
          1991          $4,696          $2,787          $2,016
          1992          $5,167          $2,980          $2,075
          1993          $5,611          $3,141          $2,132
          1994          $6,166          $3,338          $2,189
          1995          $6,457          $3,377          $2,244
          1996          $6,622          $3,363          $2,319
          1997          $6,893          $3,415          $2,358
          1998          $7,027          $3,411          $2,396


* Assumes the Stockholder did not exercise or sell the transferable rights distributed in connection with the 1992 rights offering. Either the exercise or sale of the rights would improve the above results.

     The information provided above is based on past performance, which is no guarantee of future results, and excludes any commissions or costs associated with the purchase of Tri-Continental shares. In addition, capital gain and dividend distributions taken in additional shares are subject to personal income tax in the year earned. The examples shown do not reflect the effect of such taxes.

Tri-Continental Corporation

Tri-Continental's Discount

     Tri-Continental Corporation is a closed-end investment company whose stock is listed on the New York Stock Exchange. Unlike open-end mutual funds, whose shares sell at net asset value (NAV) plus any applicable sales charge, the price of Tri-Continental stock is determined by the forces of supply and demand. Therefore, the market price of Tri-Continental's stock can be at a "premium," above its NAV, or at a "discount," below its NAV.

     Discounts are common to closed-end investment companies like Tri-Continental Corporation, and fluctuate over time; however, sometimes various closed-end funds, including Tri-Continental, have sold at a premium. In recent years, discounts on closed-end funds have tended to be wider than they were in the early 1990s. In reaction to Tri-Continental's discount, a small number of Stockholders have introduced proposals that the Board of Directors consider various actions, including turning Tri-Continental into an open-end mutual fund. In each case, voting Stockholders overwhelmingly supported maintaining Tri-Continental's closed-end structure.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                             Premium/Discount Range
                                    1979-1998

                            Year        Premium/Discount
                            ----        ----------------
                            1979            (22.54%)
                            1980            (25.12%)
                            1981            (20.44%)
                            1982             (7.58%)
                            1983             (4.69%)
                            1984             (1.91%)
                            1985             (1.36%)
                            1986              2.45%
                            1987            (13.85%)
                            1988            (18.26%)
                            1989            (16.18%)
                            1990            (13.11%)
                            1991             (2.87%)
                            1992             (9.03%)
                            1993            (14.06%)
                            1994            (16.14%)
                            1995            (17.97%)
                            1996            (17.61%)
                            1997            (16.76%)
                            1998            (16.50%)

     Over the past 20 years, Tri-Continental's discount/premium has generally been consistent with that of many other closed-end funds with similar investment objectives. Tri-Continental's 20-year median discount, as of December 31, 1998, was 16.14%. During the past two decades, Tri-Continental's discount has been as wide as 25.12%, at the end of 1980, while its premium has been as high as 2.45%, at the end of 1986. Tri-Continental's year-end 1998 discount was 16.50%, moderately narrower than its 16.76% discount at year-end 1997. The year-end 1998 figure is within the bottom half of the year-end premium/discount rates evidenced between 1978 and 1998.

     Your Manager continues to conduct and review broad studies and in-depth research of closed-end fund discounts in general and Tri-Continental's discount in particular, and reports the findings to the Board of Directors each year. These studies have concluded that discounts among many closed-end funds with characteristics similar to those of Tri-Continental tend to widen and narrow concurrently. Moreover, they point to no single determinant to explain why closed-end companies sell at a discount or a premium.

Tri-Continental Corporation

     Several large, diversified closed-end funds have introduced a managed distribution policy in which there is a "minimum payout" of 10% of NAV per annum, paid quarterly. The introduction of such a minimum payout has been associated with a narrowing of the discount. It is worth noting that, in 1998, Tri-Continental distributed 14.42% of NAV to its Stockholders. Further, during the past 1-, 3-, 5-, 10-, and 20-year periods, Tri-Continental's aggregate dividend and capital gain distributions have averaged more than 10% of NAV.

     There can be no assurance that there will be any further reduction in the current discount, or that the discount will not increase; however, there is no reason to believe that, at different times in the future, shares will not trade at a narrower discount or even a small premium, as they have in the past. While a widening of the discount could produce capital losses, the discount also makes it possible for investors to purchase additional shares in the market and put more than a dollar of net assets to work for them for every dollar invested. Purchasing Tri-Continental stock at a discount results in a higher effective dividend yield and realized capital gains return than would be the case had the shares been purchased at NAV. A discount also creates the opportunity for capital gains should the discount narrow. In fact, 81% of the registered Stockholders of the Corporation's common stock are currently taking advantage of this situation, either by investing the Corporation's dividends, taking their capital gains in additional shares, or by purchasing additional shares through one of the plans offered by the Corporation.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

--------------------------------------------------------------------------------

                        Average Annual Distributions as a
                          Percent of Net Asset Values*


                              1 Yr.           14.42%
                              3 Yrs.          12.90%
                              5 Yrs.          11.86%
                              10 Yrs.         10.55%
                              20 Yrs.         12.02%

--------------------------------------------------------------------------------


* Annual distributions divided by the average end-of-quarter net asset values for the prior four quarters, e.g. December 1997 to September 1998.



     Tri-Continental's discount will continue to be evaluated and discussed by your Manager and the Board of Directors. Be assured that any decision will be in accord with maintaining Tri-Continental's closed-end structure, achieving the Corporation's investment objective of long-term growth of capital and income with reasonable current income, and, above all, acting in the best interests of Tri-Continental's Stockholders.

Tri-Continental Corporation

Stock Repurchase Program

     In November 1998, the Board of Directors authorized a share repurchase program of up to 7.5% of the Corporation's shares over a 12-month period. The Board's decision benefits all Stockholders, allowing them to continue to enjoy the advantages of Tri-Continental's closed-end structure, while increasing the NAV of the Corporation's outstanding shares.

     In recent years, Tri-Continental has produced strong investment results and significant capital gain distributions. This, coupled with the fact that Stockholders elect to take more than 70% of capital gains in additional shares, has led to an acceleration in the number of shares outstanding. For each of the three years ended December 31, 1997, capital gain distributions totaled 9.3% of NAV, and as a result the Corporation's share count increased at an annual compound rate of 7.8%. This compares to an average annual share growth of 6.2% for the preceding 20 years, excluding a one-time rights offering. Capital gain distributions during 1998 totaled 12.9% of net asset value, increasing all of these averages.

     In 1967, Stockholders voted that capital gain distributions that were taken in shares would be provided by issuing additional shares at market value. This program remains very popular today, and the high number of Stockholders who choose to receive their capital gain distributions in additional shares reflects Stockholder confidence in the Corporation and its investment results.

     The stock repurchase program, while tempering an increase in shares outstanding, will result in increases in NAV for all Stockholders. In addition, the stock repurchase program reduces the dilutive impact of capital gain distribution on Stockholders who take their gains in cash, potentially narrows the discount moderately over time, and adds to market liquidity in Tri-Continental shares.

     As of December 31, 1998, the Corporation had purchased 251,900 shares in the open market, representing 3.8% of the total shares authorized for repurchase. The repurchase of additional shares is expected to take place between January and November 1999, as long as the discount remains above 10%.

Introduce Tri-Continental to a Friend

     At the 1998 Annual Meeting in St. Louis, Missouri, the Manager of Tri-Continental Corporation unveiled a new Investor Relations Program -- "Introduce Tri-Continental to a Friend."

     The Program is designed to help encourage potential investors to consider investing in Tri-Continental. The initiative targets the more than 43,500 current Stockholders of record, individual investors, Wall Street analysts and financial consultants through a comprehensive effort including advertising, direct mail, and one-on-one meetings. Tri-Continental has also published a new brochure that traces its history since its launch in 1929.

     A reply card allowing Stockholders to request "The Story of Tri-Continental" brochure and the "Introduce Tri-Continental to a Friend" investor package was inserted in the 1998 Mid-Year Report. Response has been excellent, with more than one thousand copies of the brochure and the investor package distributed to date. A new reply card is inserted in this Annual Report.

     Stockholders are invited to request that an investor package be sent to one or more family members, friends or associates. This package includes a letter from Mr. William C. Morris, Tri-Continental's Chairman, a copy of the most recent Stockholder Report, a Prospectus, "The Story of Tri-Continental" brochure, and a pamphlet explaining the attributes of closed-end funds.

Tri-Continental Corporation

Diversification of Net Investment Assets

     The diversification of portfolio holdings by industry on December 31, 1998, was as follows. Individual securities owned are listed on pages 16 to 19.

                                                                                       Percent of Net
                                                                                      Investment Assets
                                                                                         December 31,
                                                                                      -----------------
                                   Issues         Cost               Value            1998        1997
                                   ------    --------------      --------------       -----       -----
Net Cash and
 Short-Term Holdings                  1       $  61,237,247        $ 61,237,247         1.5%        1.4%
US Government Securities              5         294,228,516         294,593,800         7.3         4.2
Corporate Bonds                      --                  --                  --          --         0.6
Tri-Continental
 Financial Division                   2          15,384,559          16,475,678         0.4         0.5
                                     --      --------------      --------------       -----       -----
                                      8        $370,850,322        $372,306,725         9.2%        6.7%
                                     --      --------------      --------------       -----       -----
Common Stocks:
 Aerospace                            1         $15,920,461         $23,450,000         0.6%        0.9%
 Automotive and related               3         112,492,974         152,106,154         3.8         3.3
 Basic materials                      1          20,216,865          20,504,687         0.5         0.9
 Building and construction           --                  --                  --          --         0.5
 Capital goods                        1          38,208,236          33,893,750         0.8          --
 Chemicals                            1          35,150,946          31,572,187         0.8         2.4
 Communications                       5         206,593,851         345,368,125         8.5         6.6
 Communications equipment             1          20,319,513          40,150,000         1.0          --
 Computer and business services       7         240,238,013         453,169,844        11.2         6.9
 Consumer goods and services          8         354,957,505         467,889,687        11.6        11.2
 Diversified                          1          29,448,134          52,288,750         1.3         1.3
 Drugs and health care                8         243,477,864         443,825,939        11.0         8.3
 Electric and gas utilities           3         107,211,734         132,139,687         3.3         3.6
 Electronics                          1          50,139,982          58,575,000         1.4         5.9
 Energy                               6         283,500,865         326,438,125         8.1         8.3
 Entertainment and leisure           --                  --                  --          --         1.0
 Finance and insurance               10         316,617,667         583,041,500        14.4        16.9
 Manufacturing and
   industrial equipment               3         159,677,416         249,858,962         6.2         8.1
 Paper and forest products            2          77,354,637          88,257,500         2.2         2.7
 Publishing                           1          10,328,565          26,475,000         0.7         0.7
 Real estate investment trust        --                  --                  --          --         0.4
 Retail trade                         2          51,597,843         105,411,563         2.6         2.3
 Steel                               --                  --                  --          --         0.6
 Transportation                       1          28,977,532          33,430,313         0.8         0.5
                                     --      --------------      --------------       -----       -----
                                     66      $2,402,430,603      $3,667,846,773        90.8%       93.3%
                                     --      --------------      --------------       -----       -----

Net Investment Assets                74      $2,773,280,925      $4,040,153,498       100.0%      100.0%
                                     ==      ==============      ==============       =====       =====

Tri-Continental Corporation

Largest Portfolio Changes
October 1 to December 31, 1998


                                 Shares or Prin. Amt.
                              -----------------------------
                                                 Holdings
Additions                     Increase           12/31/98
---------                     --------          -----------
Common Stocks
BankAmerica
   Corporation                  476,572 shs.        850,000 shs.(1)
BP Amoco plc (ADRs)             300,000             725,000
Chubb Corporation
   (The)                        625,000             625,000
Crown Cork & Seal
   Company                    1,100,000           1,100,000
DQE Inc.                      1,000,000           1,000,000
Electronic Data
   Systems Corporation          900,000             900,000
J.P. Morgan & Co.
   Incorporated                 300,000             300,000
US Government
   Securities
US Treasury Notes:
   45/8%, 11/30/2000        $50,000,000        $ 50,000,000
   65/8%, 5/15/2007          50,000,000         125,000,000
   51/4%, 11/15/2028         25,000,000          25,000,000


                                  Shares or Prin. Amt.
                              -----------------------------
                                                 Holdings
Reductions                    Decrease           12/31/98
----------                    ---------         -----------
Common Stocks
Baxter
   International Inc.           525,000 shs.        400,000 shs.
Edison International          1,500,000                  --
Marsh & McLennan
   Companies, Inc.              780,000                  --
Mobil Corporation               400,000             630,000
Raytheon Company
   Class "B"                  1,000,000           1,100,000
St. Paul Companies,
   Inc.                       1,110,000                  --
Sprint Corporation              385,000                  --
Texaco, Inc.                    720,000                  --
US WEST Communi-
   cations Group                915,000                  --
US Government
   Securities
US Treasury Notes,
   53/4%, 8/15/2003         $25,000,000         $25,000,000

Largest portfolio changes from the previous quarter to the current quarter are based on cost of purchases and proceeds from sales of securities.

(1)  Includes 43,428 shares received as a result of a stock merger.


10 Largest Equity Holdings
December 31, 1998

                                        December 31, 1998              Increase in Value
                                      ---------------------        -------------------------
                                        Cost        Value            For              Since
                                       (000s)       (000s)           1998           Purchase
                                      -------      --------        --------         --------
Microsoft Corporation                 $47,599      $121,215           114.4%           154.7%
General Electric Company               76,486       119,393            39.1             56.1
United Technologies Corporation        63,373       101,681            49.4             60.4
Exxon Corporation                      58,086        93,234            19.5             60.5
International Business
  Machines Corporation                 50,351        90,528            76.7             79.8
MCI WorldCom, Inc.                     32,181        87,573           137.0            172.1
Bank of New York Company, Inc.         21,707        86,940            39.2            300.5
Bristol-Myers Squibb Company           38,638        84,971            41.4            119.9
Philip Morris Companies, Inc.          66,820        81,855            18.1             22.5
DaimlerChrysler Corporation            50,571        81,653            70.2             61.5
                                     --------      --------
                                      $505,812     $949,043
                                     ========      ========

Tri-Continental Corporation

Portfolio of Investments                                       December 31, 1998

                                                                                 Shares         Value
                                                                               ---------    ------------
COMMON STOCKS - 90.8%

AEROSPACE - 0.6%
General Dynamics Corporation                                                     400,000    $ 23,450,000
  Diversified defense contractor                                                            ------------

AUTOMOTIVE AND RELATED - 3.8%
DaimlerChrysler Corporation*                                                     849,999    $ 81,653,029
  Manufacturer of automobiles, trucks, and related parts
Dana Corporation                                                                 575,000      23,503,125
  Manufacturer and distributor of products and
  systems for automotive and related markets
Ford Motor Company                                                               800,000      46,950,000
  Manufacturer and distributor of automobiles, trucks, and related parts                    ------------
                                                                                            $152,106,154
                                                                                            ------------
BASIC MATERIALS - 0.5%
Alcoa Inc.                                                                       275,000    $ 20,504,687
  Manufacturer of containers                                                                ------------

CAPITAL GOODS - 0.8%
Crown Cork & Seal Company, Inc.                                                1,100,000    $ 33,893,750
  Manufacturer of packaging products                                                        ------------

CHEMICALS - 0.8%
duPont (E.I.) de Nemours and Company                                             595,000    $ 31,572,187
  Producer of chemicals                                                                     ------------

COMMUNICATIONS - 8.5%
AT&TCorp                                                                         985,000    $ 74,121,250
  Provider of communications services and products
Ameritech Corporation                                                            955,000      60,523,125
  Provider of telecommunications services
GTE Corporation                                                                1,190,000      80,250,625
  Provider of telephone services, systems, and equipment
MCI WorldCom, Inc.*                                                            1,220,000      87,573,125
  Provider of telecommunications services
SBC Communications, Inc.                                                         800,000      42,900,000
  Provider of telephone services                                                            ------------
                                                                                            $345,368,125
                                                                                            ------------
COMMUNICATION EQUIPMENT - 1.0%
Lucent Technologies Inc.                                                         365,000    $ 40,150,000
  Manufacturer of communications equipment
                                                                                            ------------

COMPUTER AND BUSINESS SERVICES - 11.2%
Cisco Systems, Inc.*                                                             425,000    $ 39,458,594
  Manufacturer of computer network products
Dell Computer Corporation                                                        315,000      23,063,906
  International provider of computer systems and services
Electronic Data Systems Corporation                                              900,000      45,225,000
  Provider of management consulting and technology services

----------
See footnotes on page 19.

Tri-Continental Corporation

Portfolio of Investments (continued)                           December 31, 1998

                                                                                 Shares         Value
                                                                               ---------    ------------
COMPUTER AND BUSINESS SERVICES (continued)
Intel Corporation                                                                640,000    $ 75,860,000
  Manufacturer of semiconductors and memory circuits
International Business Machines Corporation                                      490,000      90,527,500
  Manufacturer of micro and personal computers
Microsoft Corporation*                                                           875,000     121,214,844
  Provider of computer software products
Xerox Corporation                                                                490,000      57,820,000
   Developer, manufacturer, and marketer of office automation products                      ------------
                                                                                            $453,169,844
                                                                                            ------------
CONSUMER GOODS AND SERVICES - 11.6%
Anheuser-Busch Companies, Inc.                                                 1,180,000    $ 77,437,500
  Brewery; theme park operator; manufacturer and
  recycler of aluminum beverage containers
Coca-Cola Company (The)                                                          770,000      51,493,750
  Manufacturer of soft drinks and consumer products
ConAgra, Inc.                                                                  2,500,000      78,750,000
  Developer and manufacturer of prepared foods and agricultural products
General Mills, Inc.                                                              520,000      40,430,000
  Manufacturer and marketer of consumer food products
PepsiCo, Inc.                                                                  1,190,000      48,715,625
  Manufacturer and marketer of soft drinks and consumer products
Philip Morris Companies, Inc.                                                  1,530,000      81,855,000
  Manufacturer of tobacco products, food, and beverages
Procter & Gamble Company (The)                                                   375,000      34,242,187
  Manufacturer and distributor of household and personal care products
Sara Lee Corporation                                                           1,950,000      54,965,625
  Manufacturer of processed foods and consumer products                                     ------------
                                                                                            $467,889,687
                                                                                            ------------
DIVERSIFIED - 1.3%
AlliedSignal Inc.                                                              1,180,000    $ 52,288,750
  Producer of aerospace and automotive materials                                            ------------

DRUGS AND HEALTH CARE - 11.0%
Abbott Laboratories                                                            1,080,000    $ 52,920,000
  Developer and manufacturer of diversified health care products
American Home Products Corporation                                             1,300,000      73,206,250
  Developer and manufacturer of pharmaceuticals, food, and housewares
Baxter International Inc.                                                        400,000      25,725,000
  Manufacturer and distributor of hospital and laboratory products
Bristol-Myers Squibb Company                                                     635,000      84,970,938
  Developer and manufacturer of health and personal care products
Johnson & Johnson                                                                650,000      54,518,750
  Developer and manufacturer of health care products
Merck & Co., Inc.                                                                515,000      76,059,063
  Developer and manufacturer of pharmaceuticals
Pfizer Inc.                                                                      345,000      43,275,938
  Manufacturer of health care consumer products and specialty chemicals
Schering-Plough Corporation                                                      600,000      33,150,000
  Manufacturer of pharmaceuticals and health and personal care products                     ------------
                                                                                            $443,825,939
                                                                                            ------------

----------
See footnotes on page 19.

Tri-Continental Corporation

Portfolio of Investments (continued)                           December 31, 1998

                                                                                 Shares         Value
                                                                               ---------    ------------
ELECTRIC AND GAS UTILITIES - 3.3%
DQE Inc.                                                                       1,000,000    $ 43,937,500
  Electric energy supplier
Unicom Corporation                                                             1,155,000      44,539,687
  Electric utility
Williams Companies, Inc. (The)                                                 1,400,000      43,662,500
  Transporter and producer of natural gas, telecommunications provider                      ------------
                                                                                            $132,139,687
                                                                                            ------------
ELECTRONICS - 1.4%
Raytheon Company Class "B"                                                     1,100,000    $ 58,575,000
  Producer of defense and commercial electronics                                            ------------

ENERGY - 8.1%
BP Amoco plc (ADRs) (United Kingdom)                                             725,000    $ 64,978,125
  Explorer, producer, refiner, and retailer of petroleum products
Chevron Corporation                                                              480,000      39,810,000
  Explorer, developer, and producer of crude oil and natural gas
Exxon Corporation                                                              1,275,000      93,234,375
  Explorer and producer of natural gas, oil, and petroleum products
Mobil Corporation                                                                630,000      54,888,750
  International oil enterprise
Royal Dutch Petroleum Company (Netherlands)                                    1,030,000      49,311,250
  Provider of international oil services
Schlumberger Ltd.                                                                525,000      24,215,625
  Worldwide provider of energy services                                                     ------------
                                                                                            $326,438,125
                                                                                            ------------
FINANCE AND INSURANCE - 14.4%
American General Corporation                                                   1,000,000    $ 78,000,000
  Diversified financial services provider
American International Group, Inc.                                               765,000      73,918,125
  International insurance holding company
Bank of New York Company, Inc.                                                 2,160,000      86,940,000
  Commercial bank
BankAmerica Corporation                                                          850,000      51,106,250
  Commercial bank
Chubb Corporation (The)                                                          625,000      40,546,875
  International holding company specializing in property and casualty insurance
Citigroup Inc.                                                                 1,310,000      64,845,000
  Provider of investment services and life insurance
Fannie Mae                                                                       720,000      53,280,000
  Provider of mortgage financing
Mellon Bank Corporation                                                          750,000      51,562,500
  Provider of financial services
J.P. Morgan & Co. Incorporated                                                   300,000      31,518,750
  Provider of financial services
Washington Mutual, Inc.                                                        1,344,000      51,324,000
  Provider of diversified financial services                                                ------------
                                                                                            $583,041,500
                                                                                            ------------

MANUFACTURING AND
  INDUSTRIAL EQUIPTMENT - 6.2%
GATX Corporation                                                                 760,000      $ 28,785,000
  Railcar leasing; equipment financing
General Electric Company                                                       1,169,800       119,392,712
  Supplier of electrical equipment and other industrial and consumer products

----------
See footnotes on page 19.

Tri-Continental Corporation

Portfolio of Investments (continued)                           December 31, 1998

                                                                                Shares                Value
                                                                              ---------          --------------
MANUFACTURING AND
  INDUSTRIAL EQUIPMENT (continued)
United Technologies Corporation                                                  935,000 shs.    $  101,681,250
  Manufacturer of elevators, jet engines, flight systems, and
  automotive parts                                                                               --------------
                                                                                                 $  249,858,962
                                                                                                 --------------
PAPER AND FOREST PRODUCTS - 2.2%
Fort James Corporation                                                         1,415,000         $   56,600,000
  Producer of paper and related products
Mead Corporation (The)                                                         1,080,000             31,657,500
  Manufacturer of paper, lumber, and wood products                                               --------------
                                                                                                 $   88,257,500
                                                                                                 --------------
PUBLISHING - 0.7%
Gannet Company, Inc.                                                             400,000         $   26,475,000
  Newspapers; radio and television broadcasting                                                  --------------

RETAIL TRADE - 2.6%
May Department Stores Company                                                    795,000         $   47,998,125
  Department store operator
Wal-Mart Stores, Inc.                                                            705,000             57,413,438
  Discount retailer                                                                              --------------
                                                                                                 $  105,411,563
                                                                                                 --------------

TRANSPORTATION - 0.8%
Norfolk Southern Corporation                                                   1,055,000         $   33,430,313
  Railroad holding company                                                                       --------------

TOTAL COMMON STOCKS
  (Cost: $2,402,430,603)                                                                         $3,667,846,773
                                                                                                 --------------

US GOVERNMENT SECURITIES - 7.3%
US Treasury Notes:
  45/8%, 11/30/2000                                                         $ 50,000,000         $   50,046,900
  63/8%, 9/30/2001                                                            50,000,000             52,187,500
  53/4%, 8/15/2003                                                            25,000,000             26,101,575
  65/8%, 5/15/2007                                                           125,000,000            140,625,000
  51/4%, 11/15/2028                                                           25,000,000             25,632,825
                                                                                                 --------------
TOTAL U.S. GOVERNMENT SECURITIES
  (Cost $294,228,516)                                                                            $  294,593,800
                                                                                                 --------------
TRI-CONTINENTAL FINANCIAL DIVISION+ - 0.4%
  (Cost: $15,384,559)                                                                            $   16,475,678
                                                                                                 --------------
SHORT-TERM HOLDINGS - 1.3%
  (Cost: $51,500,000)                                                                            $   51,500,000
                                                                                                 --------------
TOTAL INVESTMENTS - 99.8%
  (Cost: $2,763,543,678)                                                                         $4,030,416,251

OTHER ASSETS LESS LIABILITIES - 0.2%                                                                  9,737,247
                                                                                                 --------------
NET INVESTMENT ASSETS - 100.0%                                                                   $4,040,153,498
                                                                                                 ==============

----------
*    Non-income producing security.
+    Restricted security.
Descriptions of companies have not been audited by Deloitte & Touche LLP. See Notes to Financial Statements.

Tri-Continental Corporation

Statement of Assets and Liabilities  December 31, 1998

Assets:
Investments at value:
 Common stocks (cost--$2,402,430,603) ...................    $ 3,667,846,773
 US Government securities (cost--$294,228,516) ..........        294,593,800
 Tri-Continental Financial Division
  (cost --$15,384,559) ..................................         16,475,678
 Short-term holdings (cost--$51,500,000) ................         51,500,000    $ 4,030,416,251
                                                             ---------------
Cash .......................................................................          3,432,028
Receivable for dividends and interest ......................................          8,945,501
Investment in, and expenses prepaid to, stockholder
  service agent ............................................................            492,295
Receivable for securities sold .............................................             35,654
Other ......................................................................            492,397
                                                                                ---------------
Total Assets ...............................................................    $ 4,043,814,126
                                                                                ---------------
Liabilities:
Dividends payable ..........................................................    $       470,463
Payable for Common Stock repurchased .......................................            445,305
Accrued expenses, taxes, and other .........................................          2,744,860
                                                                                ---------------
Total Liabilities ..........................................................    $     3,660,628
                                                                                ---------------
Net Investment Assets ......................................................    $ 4,040,153,498

Preferred Stock, at $50 par value ..........................................         37,637,000
                                                                                ---------------
Net Assets for Common Stock ................................................    $ 4,002,516,498
                                                                                ===============
Net Assets per Share of Common Stock
  (market value--$28.50) ...................................................    $         34.13
                                                                                ===============

Statement of Capital Stock and Surplus  December 31, 1998

Capital Stock:
  $2.50 Cumulative Preferred Stock, $50 par value,
  asset coverage per share--$5,367.26
  Shares authorized--1,000,000; issued
  and outstanding--752,740 .................................................    $    37,637,000
  Common Stock, $0.50 par value:
  Shares authorized--129,000,000; issued
  and outstanding--117,276,903 .............................................         58,638,452
Surplus:
 Capital surplus ...........................................................      2,597,551,600
 Distribution in excess of net investment income ...........................           (382,192)
 Undistributed net realized gain ...........................................         79,836,065
 Net unrealized appreciation of investments ................................      1,266,872,573
                                                                                ---------------
                                                                                $ 4,040,153,498
                                                                                ===============

----------
See Notes to Financial Statements.

Tri-Continental Corporation

Statement of Operations For the Year Ended December 31, 1998

Investment Income:
 Dividends ..................................    $  68,963,367
 Interest ...................................       11,178,644
                                                 -------------
Total Investment Income (net of foreign taxes
 withheld of $469,003) .......................................    $  80,142,011

Expenses:
 Management fee .............................    $  14,754,214
 Stockholder account and registrar services .        3,849,834
 Stockholder reports and communications .....        1,291,266
 Custody and related services ...............          522,000
 Auditing and legal fees ....................          258,186
 Directors' fees and expenses ...............          245,941
 Stockholders' meeting ......................          227,639
 Registration ...............................           90,577
 Miscellaneous ..............................          136,634
                                                   -------------
Total Expenses ...............................................       21,376,291
                                                                  -------------
Net Investment Income ........................................    $  58,765,720*
Net Realized and Unrealized Gain (Loss)
 On Investments and Foreign
 Currency Transactions:
 Net realized gain on investments ...........    $ 356,343,038
 Net realized loss from foreign
  currency transactions .....................       (9,753,590)
 Net change in unrealized appreciation
  of investments ............................      401,764,341
 Net change in unrealized depreciation
  on translation of assets and liabilities
  denominated in foreign currencies .........        7,774,454
                                                   -------------
Net Gain on Investments and Foreign
 Currency Transactions .......................................      756,128,243
                                                                  -------------
Increase in Net Investment Assets
 From Operations .............................................    $ 814,893,963
                                                                  =============


----------
* Net investment income available for Common Stock is $56,300,727, which is net of Preferred Stock dividends of $1,881,850, and includes a portion of the net realized loss from foreign currency transactions of $583,143, which is a reduction to ordinary income.

See Notes to Financial Statements.

Tri-Continental Corporation

Statements of Changes in Net Investment Assets

                                                                Year Ended December 31,
                                                           -----------------------------------
                                                                1998                 1997
                                                           ---------------     ---------------
Operations:
Net investment income .................................    $    58,765,720     $    58,712,421
Net realized gain on investments ......................        356,343,038         463,458,808
Net realized loss from foreign currency transactions ..         (9,753,590)         (6,633,164)
Net change in unrealized appreciation
  of investments ......................................        401,764,341         210,948,617
Net change in unrealized appreciation/depreciation
  on translation of assets and liabilities
  denominated in foreign currencies ...................          7,774,454          (9,609,797)
                                                           ---------------     ---------------
Increase in net Investment
  Assets from Operations ..............................    $   814,893,963     $   716,876,885
                                                           ---------------     ---------------

Distributions to Stockholders:
Net investment income:
  Preferred Stock (per share: $2.50 and $2.50) ........    $    (1,881,850)    $    (1,881,850)
  Common Stock (per share: $0.52 and $0.60) ...........        (56,195,184)        (58,603,778)
                                                           ---------------     ---------------
                                                           $   (58,077,034)    $   (60,485,628)
Net realized gain on investments:
  Common Stock (per share: $4.275 and $3.447) .........       (463,498,251)       (338,654,348)
                                                           ---------------     ---------------
Decrease in Net Investment Assets
  from Distributions ..................................    $  (521,575,285)    $  (399,139,976)
                                                           ---------------     ---------------

Capital Share Transactions:
Value of shares of Common Stock issued
  at market price in gain distributions
  (11,748,613 and 9,018,136 shares) ...................    $   325,650,732     $   240,732,759
Value of shares of Common Stock issued
  for investment plans (1,894,263 and 1,805,903 shares)         52,067,826          48,297,075
Cost of shares of Common Stock purchased from
  investment plan participants
  (1,921,433 and 1,864,646 shares) ....................        (53,367,830)        (49,978,136)
Cost of shares of Common Stock purchased in the open
  market (251,900 shares) .............................         (6,982,882)                 --
Net proceeds from issuance of shares of
  Common Stock upon exercise of
  Warrants (10,446 and 647 shares) ....................             14,054                 989
                                                           ---------------     ---------------
Increase in Net Investment Assets
  from Capital Share Transactions .....................    $   317,381,900     $   239,052,687
                                                           ---------------     ---------------
Increase in Net Investment Assets .....................    $   610,700,578     $   556,789,596
Net Investment Assets:
Beginning of year .....................................      3,429,452,920       2,872,663,324
                                                           ---------------     ---------------
End of Year (including distributions in excess of
  net investment income of $382,192 and $339,509,
  respectively) .......................................    $ 4,040,153,498     $ 3,429,452,920
                                                           ===============     ===============

----------
See Notes to Financial Statements.

Tri-Continental Corporation

Notes to Financial Statements

1. Significant Accounting Policies -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Corporation:

     a. Security Valuation -- Investments in stocks, limited partnership interests, and short-term holdings maturing in more than 60 days are valued at current market values or, in their absence, fair value determined in accordance with procedures approved by the Board of Directors. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

     b. Foreign Currency Transactions -- The books and records of the Corporation are maintained in US dollars. The market value of investment securities, other assets and liabilities denominated in foreign currencies are translated into US dollars at the daily rate of exchange as reported by a pricing service. Purchases and sales of investment securities, income, and expenses are translated into US dollars at the rate of exchange prevailing on the respective dates of such transactions.

               The Corporation separates that portion of the results of operations resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolio. Similarly, the Corporation separates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

     c. Forward CurrencyContracts -- The Corporation may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, or other amounts receivable or payable in foreign currency. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies and forward currency contracts. The gain or loss, if any, arising from the difference between the settlement value of the forward contract and the closing of such contract is included in net realized gain or loss from foreign currency transactions.

     d. Federal Taxes -- There is no provision for federal income tax. The Corporation has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

     e. Security Transactions and Related Investment Income -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statements and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Corporation is informed of the dividend. Interest income is recorded on the accrual basis.

     f. Distributions to Stockholders -- The treatment for financial statement purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or capital gain, and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net investment assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Corporation.

Tri-Continental Corporation

2. Capital Stock Transactions -- Under the Corporation's Charter, dividends on the Common Stock cannot be declared unless net assets, after such dividends and dividends on Preferred Stock, equal at least $100 per share of Preferred Stock outstanding. The Preferred Stock is subject to redemption at the Corporation's option at any time on 30 days' notice at $55 per share (or a total of $41,400,700 for the shares outstanding) plus accrued dividends, and entitled in liquidation to $50 per share plus accrued dividends.

     The Corporation, in connection with its Automatic Dividend Investment and Cash Purchase Plan and other Stockholder plans, acquires and issues shares of its own Common Stock, as needed, to satisfy Plan requirements. For the year ended December 31, 1998, 1,921,433 shares were purchased from Plan participants at a cost of $53,367,830, which represented a weighted average discount of 17.66% from the net asset value of those acquired shares. A total of 1,894,263 shares were issued to Plan participants during the year for proceeds of $52,067,826, a discount of 17.86% from the net asset value of those shares.

     For the year ended December 31, 1998, the Corporation purchased 251,900 shares of its Common Stock in the open market at an aggregate cost of $6,982,882, which represented a weighted average discount of 15.37% from the net asset value of those acquired shares.

     At December 31, 1998, 246,526 shares of Common Stock were reserved for issuance upon exercise of 13,811 Warrants, each of which entitled the holder to purchase 17.85 shares of Common Stock at $1.26 per share. Assuming the exercise of all Warrants outstanding at December 31, 1998, net investment assets would have increased by $310,623 and the net asset value of the Common Stock would have been $34.06 per share. The number of Warrants exercised during the years 1998 and 1997, was 625 and 44, respectively.

3. Purchases and Sales of Securities -- Purchases and sales of portfolio securities, excluding USGovernment obligations and short-term investments, amounted to $1,863,893,226 and $2,167,939,276, respectively; purchases and sales of USGovernment obligations amounted to $403,779,297 and $257,492,291, respectively. At December 31, 1998, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $1,284,426,674 and $17,554,101, respectively.

4. Short-Term Investments -- At December 31, 1998, the Corporation owned short-term investments which matured in less than seven days.

5. Management Fee,Administrative Services, and Other Transactions -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Corporation and provides for the necessary personnel and facilities. Compensation of all officers of the Corporation, all directors of the Corporation who are employees or consultants of the Manager, and all personnel of the Corporation and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to a percentage of the Corporation's daily net assets at the close of business on the previous business day. The management fee rate is calculated on a sliding scale of 0.45% to 0.375%, based on average daily net assets of all the investment companies managed by the Manager. The management fee for the year ended December 31, 1998, was equivalent to an annual rate of 0.40% of the average daily net assets of the Corporation.

     Prior to March 31, 1998, Seligman Henderson Co., an entity owned 50% each by the Manager and Henderson International, Inc., a subsidiary of Henderson plc, supervised and directed all or a portion of the Corporation's foreign investments. For this service, the Manager paid Seligman Henderson Co. a monthly fee.

     Seligman Data Corp., owned by the Corporation and certain associated investment companies, charged the Corporation at cost $3,724,175 for stockholder account services. The Corporation's investment in Seligman Data Corp. is recorded at a cost of $43,681.

Tri-Continental Corporation

     Certain officers and directors of the Corporation are officers or directors of the Manager and/or Seligman Data Corp.

     The Corporation has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Corporation or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at December 31, 1998, of $479,528 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

6. Restricted Securities -- At December 31, 1998, the Tri-Continental Financial Division of the Corporation was comprised of two investments that were purchased through private offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. These investments are valued at fair value as determined in accordance with procedures approved by the Board of Directors of the Corporation. The acquisition dates of investments in the limited partnerships, along with their cost and values at December 31, 1998, are as follows:

           Investments                 Acquisition Date(s)         Cost            Value
------------------------------------   -------------------     -----------     -----------
WCAS Capital Partners II, L.P.         12/11/90 to 3/24/98     $ 6,951,702     $ 7,396,611
Whitney Subordinated Debt Fund, L.P.   7/12/89 to 11/10/98       8,432,857       9,079,067
                                                               -----------     -----------
Total                                                          $15,384,559     $16,475,678
                                                               ===========     ===========

Tri-Continental Corporation

Financial Highlights

     The Corporation's financial highlights are presented below. "Per share operating performance" data is designed to allow investors to trace the operating performance, on a per Common share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common share amounts, using average shares outstanding.

     "Total investment return" measures the Corporation's performance assuming that investors purchased shares of the Corporation at the market value or net asset value as of the beginning of the period, invested dividends and capital gains paid, as provided for in the Corporation's Prospectus and Automatic Dividend Investment and Cash Purchase Plan, and then sold their shares at the closing market value or net asset value per share on the last day of the period. The computations do not reflect any sales commissions investors may incur in purchasing or selling shares of the Corporation.

     The ratios of expenses and net investment income to average net investment assets and to average net assets for Common Stock, for the years presented do not reflect the effect of dividends paid to Preferred Stockholders.

                                                           Year Ended December 31,
                                           --------------------------------------------------------
                                             1998       1997         1996        1995        1994
                                           --------   --------     --------    --------    --------
Per Share Operating Performance:
Net Asset Value,
 Beginning of Year ....................    $  32.06   $  29.28     $  27.58    $  23.70    $  27.49
                                           --------   --------     --------    --------    --------
Net investment income .................        0.54       0.60         0.68        0.74        0.83
Net realized and unrealized
 investment gain (loss) ...............        7.01       6.94         4.84        6.14       (1.69)
Net realized and unrealized gain (loss)
 from foreign currency transactions ...       (0.01)     (0.17)       (0.02)       0.03        0.02
                                           --------   --------     --------    --------    --------
Increase (Decrease) from
 Investment Operations ................        7.54       7.37         5.50        6.91       (0.84)
Dividends paid on Preferred Stock .....       (0.02)     (0.02)       (0.02)      (0.02)      (0.03)
Dividends paid on Common Stock ........       (0.52)     (0.60)       (0.66)      (0.73)      (0.79)
Distributions from net gain realized ..       (4.28)     (3.45)       (2.72)      (2.01)      (1.90)
Issuance of Common Stock
 in gain distributions ................       (0.65)     (0.52)       (0.40)      (0.27)      (0.23)
                                           --------   --------     --------    --------    --------

Net Increase (Decrease)
 in Net Asset Value ...................        2.07       2.78         1.70        3.88       (3.79)
                                           --------   --------     --------    --------    --------
Net Asset Value,
 End of Year ..........................    $  34.13   $  32.06     $  29.28    $  27.58    $  23.70
                                           ========   ========     ========    ========    ========
Adjusted Net Asset Value,
  End of Year* ........................    $  34.06   $  31.99     $  29.22    $  27.52    $  23.65
Market Value, End of Year .............    $  28.50   $26.6875     $ 24.125    $ 22.625    $ 19.875


----------
See footnotes on page 27.

Tri-Continental Corporation

                                                                     Year Ended December 31,
                                      -------------------------------------------------------------------------------------
                                           1998              1997              1996             1995              1994
                                      -------------     -------------     -------------     -------------     -------------
Total Investment Return:
Based upon market value ..........            26.19%            27.96%            21.98%            27.95%            (5.07)%
Based upon net asset value .......            25.80%            26.65%            21.45%            30.80%            (2.20)%

Ratios/Supplemental Data:
Expenses to average net
  investment assets ..............             0.58%             0.60%             0.62%             0.63%             0.64%
Expenses to average net assets for
  Common Stock ...................             0.58%             0.60%             0.63%             0.64%             0.65%
Net investment income to
  average net investment assets ..             1.59%             1.80%             2.27%             2.71%             3.08%
Net investment income to average
  net assets for Common Stock ....             1.60%             1.82%             2.31%             2.75%             3.14%
Portfolio turnover rate ..........            63.39%            83.98%            53.96%            62.28%            70.38%
Net Investment Assets,
  End of Year (000s omitted):
For Common Stock .................    $   4,002,516     $   3,391,816     $   2,835,026     $   2,469,149     $   1,994,098
For Preferred Stock ..............           37,637            37,637            37,637            37,637            37,637
                                      -------------     -------------     -------------     -------------     -------------
Total Net Investment Assets ......    $   4,040,153     $   3,429,453     $   2,872,663     $   2,506,786     $   2,031,735
                                      =============     =============     =============     =============     =============

----------
*    Assumes the exercise of outstanding warrants.

See Notes to Financial Statements.

Tri-Continental Corporation

Report of Independent Auditors

The Board of Directors and Security Holders,
Tri-Continental Corporation:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, and the statement of capital stock and surplus of Tri-Continental Corporation as of December 31, 1998, the related statements of operations for the year then ended and of changes in net investment assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the Corporation's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Tri-Continental Corporation as of December 31, 1998, the results of its operations, the changes in its net investment assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.




Deloitte & Touche LLP
New York, New York
January 29, 1999



================================================================================


For More Information

Manager                                 Important Telephone Numbers

J. & W. Seligman & Co. Incorporated     (800) TRI-1092 Stockholder Services
100 Park Avenue
New York, NY 10017                      (800) 445-1777 Retirement Plan Services

Stockholder Service Agent               (212) 682-7600 Outside the United States

Seligman Data Corp.                     (800) 622-4597 24-Hour Automated
100 Park Avenue                                        Telephone Access Service
New York, NY 10017

Tri-Continental Corporation

Board of Directors

John R. Galvin (2,4)                             James Q. Riordan (3,4)
Dean, Fletcher School of Law and                 Director, KeySpan Energy Corporation
 Diplomacy at Tufts University                   Trustee, Committee for Economic
Director, Raytheon Company                        Development
                                                 Director, Public Broadcasting Service
Alice S. Ilchman (3,4)
Trustee, Committee for Economic                  Richard R.Schmaltz (1)
 Development                                     Managing Director, Director of Investments,
Chairman, The Rockefeller Foundation              J. & W. Seligman & Co. Incorporated
                                                 Trustee Emeritus,Colby College
Frank A. McPherson (2,4)
Director, Kimberly-Clark Corporation             Robert L. Shafer (3,4)
Director, Baptist Medical Center                 Retired Vice President, Pfizer Inc.

John E. Merow (2,4)                              James N. Whitson (2,4)
Retired Chairman and Senior Partner,             Director and Consultant,
 Sullivan & Cromwell, Law Firm                    Sammons Enterprises, Inc.
Director, Commonwealth Industries, Inc.          Director, C-SPAN
Director, New York Presbyterian Hospital         Director, CommScope, Inc.

Betsy S. Michel (2,4)                            Brian T. Zino (1)
Trustee, The Geraldine R. Dodge Foundation       President
Chairman of the Board of Trustees,               President, J. & W. Seligman & Co. Incorporated
 St. George's School                             Chairman, Seligman Data Corp.
                                                 Director, ICI Mutual Insurance Company
William C. Morris (1)
Chairman                                         Director Emeritus
Chairman of the Board,                           Fred E. Brown
 J. & W. Seligman & Co. Incorporated             Director and Consultant,
Chairman, Carbo Ceramics Inc.                     J. & W. Seligman & Co. Incorporated
Director, Kerr-McGee Corporation

James C. Pitney (3,4)                            --------------------
Retired Partner, Pitney, Hardin, Kipp & Szuch,
 Law Firm                                           Member:
                                                      (1) Executive Committee
                                                      (2) Audit Committee
                                                      (3) Director Nominating Committee
                                                      (4) Board Operations Committee


Executive Officers

William C. Morris                                Lawrence P. Vogel
Chairman                                         Vice President

Brian T. Zino                                    Thomas G. Rose
President                                        Treasurer

Charles W. Kadlec                                Frank J. Nasta
Vice President                                   Secretary

Charles C. Smith, Jr.
Vice President

--------------------------------------------------------------------------------
                           Tri-Continental Corporation
                                   Managed by
                                     [LOGO]
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                        Investment Managers and Advisors
                                ESTABLISHED 1864

                       100 Park Avenue, New York, NY 10017


This report is intended only for the information of stockholders or those who have received the current prospectus covering shares of Common Stock of Tri-Continental Corporation, which contains information about management fees and other costs.



                                                                    CETR12 12/98